EXHIBIT 10.2

                       MEMORANDUM OF UNDERSTANDING


To:            Allan King
               MultiCom Services

From:          Maya Jazrawi
               NetVoice Technologies

Date:          9/8/99

RE:            Strategic Partnership

NetVoice Technologies is excited about the opportunity to join with MultiCom as we look for new market and enhanced revenue opportunities. Our current proposal is as follows:

Waco Call Center
----------------

*    Shared infrastructure
     *    Revenue split to be decided at a later date
     *    NetVoice will pick up hardware costs for the router
     *    MultiCom will pay for their local loop
     *    the call center will pay for their local loop

Austin Call Center
------------------

* NetVoice will sell unlimited minutes to MultiCom to resell to the Austin call center
* NetVoice will charge 2.5 cents/minute for all on net minutes and 5.2 cents/minute for all off net minutes
* As the NetVoice network grows and additional cities go on-line, on net savings will be passed to MultiCom at on net minute rates

Agent Package
-------------

* Option 1 - agent package: NetVoice will sell to MultiCom on net minutes at 2.5 cents/minute and off net minutes at 5.2 cents/minute

College/Residential/Business Markets
------------------------------------

* NetVoice has right to refuse specific market (geographic, product) entry for multiCom products requiring minutes wholesaled from NetVoice
* All products using MultiCom wholesaled minutes will be co-branded with the "powered by NetVoice" slogan and logo
* MultiCom can purchase unlimited minutes from NetVoice at 2.5 cents/minute on net and 5.2 cents/minute off net
* As the NetVoice network grows and additional cities go on-line, on net savings will be passed to MultiCom at on net minute rates

In - Office VoIP service
------------------------

* NetVoice will provide VoIP service for MultiCom offices at 2.5 cents/minute on net and 5.2 cents/minute off net

Press Release
------------

* Upon agreement of this MOU NetVoice and MultiCom will jointly release a press statement announcing our strategic partnership

We are very excited about moving forward as partners and look forward to ironing our all details related to the above mentioned options.



/s/ MAYA JAZRAWI CROTHERS 9/8/99        /s/ ALLAN KING
-------------------------------         -------------------------------
Maya Jazrawi Crothers                   Allan King
Director of Business Development        President/CEO
Netvoice Technologies                   MultiCom Services